UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH YIELD DEFINED

OPPORTUNITY FUND INC.

FORM N-Q

MAY 31, 2013

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 88.6%
CONSUMER DISCRETIONARY — 19.7%
Auto Components — 0.5%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	350,000	EUR	$507,227	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	1,891,526	(a)
Total Auto Components					2,398,753
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,030,000		1,169,050
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		492,888	(a)
Total Automobiles					1,661,938
Diversified Consumer Services — 1.4%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	800,000		900,000	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	580,000		605,375	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,079,000	GBP	1,776,734	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,163,900
ServiceMaster Co., Senior Notes	8.000%	2/15/20	280,000		289,450
ServiceMaster Co., Senior Notes	7.000%	8/15/20	980,000		976,325
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	760,000		756,200	(a)
Total Diversified Consumer Services					6,467,984
Hotels, Restaurants & Leisure — 7.6%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,078,755		1,053,870	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	740,000		806,600
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	860,000		933,100
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,142,500
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	130,000		125,775	(a)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	80,000		77,400	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,130,000		1,281,138
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,400,000		1,540,000	(a)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	278,000		290,860
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,215,350	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,000,000		2,142,520	(a)(b)
Gala Group Finance PLC, Senior Secured Notes	8.875%	9/1/18	1,410,000	GBP	2,313,741	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		2,940,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	650,000		692,250	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,890,000		3,157,325	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,250,000		1,293,750
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	2,700,000		2,693,250	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	4,075,000		4,614,937
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	272,000		300,560	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,526,325	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,570,000		1,723,075
Total Hotels, Restaurants & Leisure					33,864,326

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Household Durables — 1.3%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	4,500,000		$4,708,125
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		1,062,812	(a)
Total Household Durables					5,770,937
Media — 5.9%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	430,000		476,225
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	130,300	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	194,962	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,670,000		2,836,875
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	2,380,000		2,748,900	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,623,750
Lynx II Corp., Senior Notes	6.375%	4/15/23	2,260,000		2,367,350	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000		1,060,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,631,000		4,920,437	(a)
Polish Television Holding BV, Senior Secured Notes, step bond	11.250%	5/15/17	1,600,000	EUR	2,245,967	(a)
Polish Television Holding BV, Senior Secured Notes, step bond	11.250%	5/15/17	600,000	EUR	842,238	(a)
Seat Pagine Gialle SpA, Senior Secured Bonds	10.500%	1/31/17	581,000	EUR	200,116	(a)(e)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	680,000		739,500	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,780,000		3,002,400	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	188,334	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,766,517	(a)
Total Media					26,343,871
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	1,210,000		1,247,813	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	270,000		282,150
Total Multiline Retail					1,529,963
Specialty Retail — 1.7%
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,585,202	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,889,075
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	220,000		227,700	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,730,000		1,734,325	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	940,000		1,029,300	(a)
Total Specialty Retail					7,465,602
Textiles, Apparel & Luxury Goods — 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,086,098	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		506,000	(a)
Total Textiles, Apparel & Luxury Goods					2,592,098
TOTAL CONSUMER DISCRETIONARY					88,095,472
CONSUMER STAPLES — 3.0%
Food Products — 2.1%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,701,727	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	970,000		1,045,175	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	700,000	EUR	1,013,317	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	530,000	EUR	767,226	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	477,000		510,390	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,600,000		3,870,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food Products — continued
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	540,000	$580,500	(a)
Total Food Products				9,488,335
Household Products — 0.4%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	300,000	321,000	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	460,000	497,950	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,140,000	1,157,100	(a)
Total Household Products				1,976,050
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,925,000	2,033,281
TOTAL CONSUMER STAPLES				13,497,666
ENERGY — 8.6%
Energy Equipment & Services — 1.5%
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	70,000	74,025
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,000,000	1,045,000
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	730,000	832,200	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,040,000	2,203,200	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,270,000	1,384,300
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,060,000	1,181,900	(a)
Total Energy Equipment & Services				6,720,625
Oil, Gas & Consumable Fuels — 7.1%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,540,000	1,595,825
Arch Coal Inc., Senior Notes	9.875%	6/15/19	570,000	589,950	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000	1,016,925
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	270,000	301,725
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	570,000	649,800	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	672,700
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,240,000	1,401,200
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000	992,350
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,860,000	1,999,500
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	100,000	113,875
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	920,000	986,700	(a)(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,290,000	1,346,437
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,110,000	1,134,975
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	450,000	492,750	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,130,000	1,276,900
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	950,000	988,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	930,000	967,200	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,360,000	1,122,000
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	740,000	764,975	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	490,000	415,275	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,970,000	1,644,950	(e)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	960,000	1,029,600	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	740,000	795,500
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,350,000	1,314,332
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	200,000	224,500
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,100,000	1,171,500
Samson Investment Co., Senior Notes	10.000%	2/15/20	2,760,000	2,891,100	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	1,240,000	1,283,400
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000	795,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,980,000		$1,475,100	(a)
Total Oil, Gas & Consumable Fuels					31,454,044
TOTAL ENERGY					38,174,669
FINANCIALS — 7.8%
Commercial Banks — 3.8%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000		2,069,645	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,750,000		1,763,125
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	570,000		593,203
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,320,000		1,480,050	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000		1,504,419	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,170,000		1,224,107	(a)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,000,000		6,877,500	(f)(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	350,000		390,767
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000		965,923	(a)
Total Commercial Banks					16,868,739
Consumer Finance — 0.1%
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	330,000		367,950
Diversified Financial Services — 3.6%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,000,000		995,000	(f)(g)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,180,000		2,335,325
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	250,000		248,750	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,460,000		1,494,675	(a)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	770,000		775,775	(a)(f)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		1,076,830
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		2,258,625
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,815,100
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	530,000		536,625	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	920,000		1,012,000	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,100,000		1,190,750
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		547,500	(a)(f)
Total Diversified Financial Services					16,286,955
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000		641,700	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000		864,000	(a)
Total Insurance					1,505,700
TOTAL FINANCIALS					35,029,344
HEALTH CARE — 6.1%
Health Care Equipment & Supplies — 1.3%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	800,000		807,000	(a)
Hologic Inc., Senior Notes	6.250%	8/1/20	550,000		590,563
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,490,000		1,428,537
Ontex IV SA, Senior Notes	9.000%	4/15/19	1,400,000	EUR	1,915,181	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	680,000	EUR	930,231	(a)
Total Health Care Equipment & Supplies					5,671,512
Health Care Providers & Services — 4.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	474,000		592,500
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,890,000		2,088,450
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,724,000		3,805,463
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	352,975	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	1,764,877	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,090,000		1,201,725

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services — continued
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	780,000		$861,900
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	2,510,000		2,691,975
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	640,000		672,000
INC Research LLC, Senior Notes	11.500%	7/15/19	420,000		453,600	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,330,000	EUR	1,845,352	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	970,000		737,200	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,300,000		1,402,375
Total Health Care Providers & Services					18,470,392
Pharmaceuticals — 0.7%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	2,276,966	(a)
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	6/15/21	840,000		846,300	(a)
Total Pharmaceuticals					3,123,266
TOTAL HEALTH CARE					27,265,170
INDUSTRIALS — 15.8%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	800,000		892,000
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,730,000		1,788,388	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	620,000		666,500	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,340,000		2,562,300
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	3,020,000		3,155,900	(a)
Total Aerospace & Defense					9,065,088
Airlines — 2.1%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	460,000		473,708	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	2,740,000		2,753,700	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,946,000		3,995,325	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,393,745		1,543,572
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	600,000		630,000
Total Airlines					9,396,305
Building Products — 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	830,000		862,163	(a)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	280,000		297,500	(a)
Builders FirstSource Inc., Senior Secured Notes	7.625%	6/1/21	390,000		392,925	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,190,000		1,320,900	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	617,000	EUR	871,113	(a)
Total Building Products					3,744,601
Commercial Services & Supplies — 2.5%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	3,000,000		3,097,500
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		787,100	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,210,000		2,397,850
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,402,000		1,570,240	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	489,000		547,680	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,096,000		2,331,800
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	390,000		427,050
Total Commercial Services & Supplies					11,159,220

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Construction & Engineering — 0.6%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,000,000		$1,930,000	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	810,000		856,198	(c)(d)
Total Construction & Engineering					2,786,198
Electrical Equipment — 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	750,000		751,875	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		848,700	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,160,000		1,197,700	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	133,224	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	198,862	(a)
Total Electrical Equipment					3,130,361
Machinery — 1.7%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,310,000		2,500,575	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,130,000	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	1,500,000	EUR	1,964,246	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	600,000	EUR	785,699	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	526,009	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	720,000		757,800	(a)
Total Machinery					7,664,329
Marine — 1.2%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,334,409		1,254,344	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	798,000		799,995
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,480,000		2,579,200
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	750,000		766,875	(a)
Total Marine					5,400,414
Road & Rail — 1.6%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,490,342		2,602,407	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,026,000		2,162,755	(a)(c)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,130,000		2,390,925
Total Road & Rail					7,156,087
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,110,000		1,204,350
Transportation — 2.0%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		126,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,600,000	EUR	1,762,460	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,420,000		1,505,200	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,640,000		1,640,000	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,410,000		2,626,900	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	170,000		185,300	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,070,000		1,131,525	(a)
Total Transportation					8,977,385
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	630,000		681,188	(a)
TOTAL INDUSTRIALS					70,365,526

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INFORMATION TECHNOLOGY — 1.2%
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	770,000		$873,950	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	493,580	(a)
Total Electronic Equipment, Instruments & Components					1,367,530
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	790,000		880,850
IT Services — 0.5%
First Data Corp., Senior Notes	12.625%	1/15/21	1,890,000		2,074,275
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	830,000		871,500	(a)
TOTAL INFORMATION TECHNOLOGY					5,194,155
MATERIALS — 12.4%
Chemicals — 2.1%
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	1,800,000	EUR	2,374,642	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,803,727	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	545,926	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	427,888	(a)
Orion Engineered Carbons Bondco GmbH, Senior Secured Bonds	10.000%	6/15/18	1,305,000	EUR	1,891,233	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	2,192,938	(a)
Total Chemicals					9,236,354
Containers & Packaging — 3.9%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	200,000		220,000	(a)(b)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,558,064	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	390,000		400,725	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	8.000%	12/15/16	430,000	EUR	561,687	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	1,900,000	EUR	2,552,648	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	610,000	EUR	796,812	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,882,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	2,330,000		2,458,150
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,145,000	(a)
Total Containers & Packaging					17,575,586
Metals & Mining — 4.7%
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,610,000		1,678,425
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000		945,600	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,510,000		1,604,375	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	930,000		962,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,340,000		1,420,400	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,400,000		1,435,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,210,000		1,491,750	(a)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	620,000		520,800	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,170,000		1,175,850
New World Resources NV, Senior Notes	7.875%	1/15/21	800,000	EUR	634,278	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	930,000		$918,375	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	910,000		991,900	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	750,000		830,625	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,880,000		2,021,000	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,130,000		1,100,337	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	540,000		589,950	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	500,000		532,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	860,000		896,550
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,100,000		1,205,875
Total Metals & Mining					20,956,140
Paper & Forest Products — 1.7%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		3,572,750
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,240,000		1,204,350	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,868,000		1,391,660
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	2,280,000		1,265,400
Total Paper & Forest Products					7,434,160
TOTAL MATERIALS					55,202,240
TELECOMMUNICATION SERVICES — 9.2%
Diversified Telecommunication Services — 6.4%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,600,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	2,860,000		2,809,950	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,801,000		1,907,709
Intelsat Luxembourg SA, Senior Notes	8.125%	6/1/23	2,930,000		3,146,088	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	230,000		229,379	(a)(f)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000		1,015,450
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,630,000		1,695,200
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,406,200	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	661,705	(a)
Wind Acquisition Finance SA, Senior Secured Notes	11.750%	7/15/17	1,000,000	EUR	1,374,485	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,384,537		5,700,879	(a)(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	2,000,000		1,985,000
Total Diversified Telecommunication Services					28,532,045
Wireless Telecommunication Services — 2.8%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,007,566	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	730,000	GBP	1,157,742	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,210,000		5,236,050
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000		2,480,400
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,220,000		2,697,300	(a)
Total Wireless Telecommunication Services					12,579,058
TOTAL TELECOMMUNICATION SERVICES					41,111,103
UTILITIES — 4.8%
Electric Utilities — 1.4%
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,340,000		2,550,600
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,026,812		998,575	(e)
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,566,406		2,758,974
Total Electric Utilities					6,308,149

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — 3.4%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000	$1,008,000
Dynegy Inc., Bonds	7.670%	11/8/16	1,180,000	20,650	(c)(d)(e)
Energy Future Intermediate Holding Co. LLC/EFIH
Finance Inc., Secured Notes	12.250%	3/1/22	2,570,000	2,939,437	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000	830,700	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	950,000	1,086,563
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,380,000	1,480,050	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,635,000	2,872,150	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,840,000	3,223,400
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442	1,652,342
Total Independent Power Producers & Energy Traders				15,113,292
TOTAL UTILITIES				21,421,441
TOTAL CORPORATE BONDS & NOTES (Cost — $376,957,049)				395,356,786
COLLATERALIZED SENIOR LOANS — 3.0%
CONSUMER DISCRETIONARY — 0.9%
Hotels, Restaurants & Leisure — 0.8%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	1,050,000	1,081,500	(h)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,150,000	2,289,750	(h)
Total Hotels, Restaurants & Leisure				3,371,250
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	510,000	502,527	(h)
TOTAL CONSUMER DISCRETIONARY				3,873,777
CONSUMER STAPLES — 0.5%
Food Products — 0.5%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	450,000	463,500	(h)
H.J. Heinz Co., Bridge Loan	—	11/13/13	1,970,000	1,970,000	(c)(d)(i)
TOTAL CONSUMER STAPLES				2,433,500
ENERGY — 0.6%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	100,000	98,844	(h)
Oil, Gas & Consumable Fuels — 0.6%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	800,000	823,214	(h)
Sanchez Energy Corp., Bridge Loan	—	7/1/13	1,710,000	1,710,000	(c)(d)(i)
Total Oil, Gas & Consumable Fuels				2,533,214
TOTAL ENERGY				2,632,058
INDUSTRIALS — 0.8%
Machinery — 0.8%
Gardner Denver Inc., Bridge Loan	—	5/6/16	1,990,000	1,990,000	(c)(d)(i)
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,740,000	1,788,395	(h)
TOTAL INDUSTRIALS				3,778,395
MATERIALS — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	800,000	841,500	(h)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $13,069,740)				13,559,230
SOVEREIGN BONDS — 2.4%
Venezuela — 2.4%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,970,000	5,581,950	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	5,325,300
TOTAL SOVEREIGN BONDS (Cost — $9,326,184)				10,907,250

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

SECURITY			SHARES	VALUE
COMMON STOCKS — 2.1%
CONSUMER DISCRETIONARY — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			68,957	$137,914	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			2,734	71,221	*
TOTAL CONSUMER DISCRETIONARY				209,135
FINANCIALS — 1.8%
Diversified Financial Services — 1.4%
Citigroup Inc.			119,668	6,221,539
Real Estate Management & Development — 0.4%
Realogy Holdings Corp.			24,390	1,259,517	*(c)(d)
Realogy Holdings Corp.			12,040	621,745	*
Total Real Estate Management & Development				1,881,262
TOTAL FINANCIALS				8,102,801
INDUSTRIALS — 0.2%
Marine — 0.2%
Horizon Lines Inc., Class A Shares			633,775	918,974	*
TOTAL COMMON STOCKS (Cost — $8,313,043)				9,230,910

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.0%
MATERIALS — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost - $217,500)	6.000%		8,700	183,483
PREFERRED STOCKS — 2.3%
ENERGY — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%		19,250	1,152,594	(a)
FINANCIALS — 1.9%
Consumer Finance — 1.9%
GMAC Capital Trust I	8.125%		319,200	8,497,104	(f)
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		3,773	394,278	(a)(c)(d)(f)
TOTAL PREFERRED STOCKS (Cost — $9,108,667)				10,043,976

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	181,245	*
Jack Cooper Holdings Corp.		5/6/18	846	90,945	*
TOTAL WARRANTS (Cost — $46,253)				272,190
TOTAL INVESTMENTS — 98.5% (Cost — $417,038,436#)				439,553,825
Other Assets in Excess of Liabilities — 1.5%				6,486,678
TOTAL NET ASSETS — 100.0%				$446,040,503

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2013

(b)	Payment-in-kind security for which all or part of the income earned may be paid as additional principal.
(c)	Illiquid security.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	The coupon payment on these securities is currently in default as of May 31, 2013.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of May 31, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	EUR	- Euro
	GBP	- British Pound

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010  and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to terminate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Notes to schedule of investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1–quoted prices in active markets for identical investments

•                  Level 2–other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$393,426,068	$1,930,718	$395,356,786
Collateralized senior loans	—	13,559,230	—	13,559,230
Sovereign bonds	—	10,907,250	—	10,907,250
Common stocks:
Consumer discretionary	$71,221	—	137,914	209,135
Financials	6,843,284	1,259,517	—	8,102,801
Industrials	918,974	—	—	918,974
Convertible preferred stocks	183,483	—	—	183,483
Preferred stocks:
Energy	—	1,152,594	—	1,152,594
Financials	8,497,104	—	—	8,497,104
Industrials	—	394,278	—	394,278
Warrants	—	272,190	—	272,190
Total investments	$16,514,066	$420,971,127	$2,068,632	$439,553,825
Other financial instruments:
Forward foreign currency contracts	—	$582,759	—	$582,759
Total	$16,514,066	$421,553,886	$2,068,632	$440,136,584

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Credit default swaps on credit indices - buy protection‡	—	$694,716	—	$694,716

† See Schedule of Investments for additional detailed categorizations.

‡ Values include any premiums paid or received with respect to swap contracts.

Notes to schedule of investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be

Notes to schedule of investments (unaudited) (continued)

required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.  As of May 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended May 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another

Notes to schedule of investments (unaudited) (continued)

forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and

Notes to schedule of investments (unaudited) (continued)

changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2013, the Fund held credit default swaps with credit related contingent features which had a liability position of $694,716. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.  As of May 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,000,000, which could be used to reduce the required payment.

(m) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$32,362,358
Gross unrealized depreciation	(9,846,969)
Net unrealized appreciation	$22,515,389

During the period ended May 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of August 31, 2012	$49,401,000	$259,241
Options written	31,160,000	208,772
Options closed	—	—
Options exercised	(28,710,000)	(168,201)
Options expired	(51,851,000)	(299,812)
Written options, outstanding as of May 31, 2013	—	—

At May 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Buy:
Euro	UBS AG	1,400,000	$1,820,427	8/16/13	$17,871
Contracts to Sell:
British Pound	Citibank, N.A.	389,056	590,847	8/16/13	12,005
British Pound	Credit Suisse	2,669,820	4,054,575	8/16/13	89,399
British Pound	UBS AG	1,383,773	2,101,495	8/16/13	37,722
Euro	Citibank, N.A.	6,808,466	8,853,082	8/16/13	87,932
Euro	Credit Suisse	10,023,025	13,032,988	8/16/13	119,486
Euro	JPMorgan Chase & Co.	8,074,709	10,499,584	8/16/13	89,832

Notes to schedule of investments (unaudited) (continued)

Euro	UBS AG	15,399,636	20,024,222	8/16/13	128,512
					564,888
Net unrealized gain on open forward foreign currency contracts					$582,759

At May 31, 2013, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION

Barclays Capital Inc. (Markit CDX .NA. HY.18 Index)	9,929,700	6/20/17	5.000% quarterly	$(694,716)	$40,528	$(735,244)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2013.

	Forward Foreign Currency Contracts

Primary Underlying Risk	Unrealized Appreciation	Swap Contracts, at Value	Total
Foreign Exchange Risk	$582,759	—	$582,759
Credit Risk	—	$(694,716)	(694,716)
Total	$582,759	$(694,716)	$(111,957)

Notes to schedule of investments (unaudited) (continued)

During the period ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$73,880
Written options†	105,262
Forward foreign currency contracts (to buy)	2,486,976
Forward foreign currency contracts (to sell)	61,787,416

Average notional balance
Credit default swap contracts (to buy protection)	$16,684,470

†At May  31, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:  July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:  July 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  July 25, 2013